SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

W&R Target Funds, Inc.

The following information is an addition to the disclosure regarding management of the Fund in the section entitled "Directors and Officers."

     Zachary H. Shafran
          Vice President of the Fund and two other funds in the Fund Complex and Senior Vice President of the Manager; formerly an investment analyst with the Manager. Date of birth: October 12, 1965.

To be attached to the cover page of the Statement of Additional Information dated May 1, 2000, as supplemented, of W&R Target Funds, Inc.

This Supplement is dated February 15, 2001.